SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): October 18, 2004

                RAPTOR NETWORKS TECHNOLOGY, INC.
      ----------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)


          Colorado                  333-74846             84-1573852
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(State or Other Jurisdiction (Commission File Number)     (IRS Employer
      Incorporation)                                  Identification Number)



 1241 E. Dyer Road, Suite 150, Santa Ana, CA              92705
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 (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code: (949) 623-9305
                                                    --------------

65 Enterprise Road, Suite 420, Aliso Viejo, CA            92656
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(Former Name or Former Address, If Changed Since       (Zip Code)
               Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
           --------------------------------------------

On October 18, 2004, by action without a meeting, the Registrant's Board of Directors consented to acceptance of the voluntary resignation of its Director, Mr. Edwin Hoffman and to the appointment of Mr. Larry L. Enterline a Director of the Company replacing Mr. Hoffman and filling the vacancy, arising from Mr. Hoffman's resignation as a member of its Board. Mr. Hoffman has informed the Board that he was withdrawing as a Director of the Company in order to enable it to move toward its stated goal to increase the outside Director composition of the Board. As an executive officer and an inside Director of the Registrant, Mr. Hoffman indicated that his withdrawal in favor of his suggested appointment of Mr. Enterline would have a salutory effect in that regard. Mr. Hoffman further stated to the Board that his withdrawal was not a result of any disagreement with the Registrant on any matter relating to its operations, policies or practices. Mr. Larry L. Enterline was formerly Chief Executive
Officer   of  Venturi  Partners, Inc. a leading  provider of
information technology professional staffing service nationwide and Corporate Senior Vice President of Scientific Atlanta, a worldwide manufacturer and supplier of cable network products.

The Board of Directors, without the participation of Mr. Hoffman, consented to acceptance of Mr. Hoffman's resignation for the stated purpose and to the appointment of Mr. Larry L. Enterline as a Director of the Company, effective immediately.

There is no arrangement or understanding between Mr. Enterline and any other persons pursuant to which Mr. Enterline was selected as a Director of the Company.

The Company at the present time has no committees of the Board of Directors and Mr. Enterline, is in that regard, on an equal footing with the Company's other Directors for subsequent service on committees in the event that such committees may be formed by the Board in the future.

There are no relationships or related transactions in place or otherwise disclosable in connection with Mr. Enterline's appointment to the Registrant's Board of Directors.



[Rest of Page Intentionally Blank. Signature on Following Page.]

                                 SIGNATURE
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RAPTOR NETWORKS TECHNOLOGY, INC.


Date:   October 21, 2004             By:  /s/ Bob Van Leyen
                                        -------------------------
                                        Bob Van Leyen
                                        Secretary/Chief Financial Officer